Capital Risk Management	12 Months Ended
Apr. 30, 2023
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Capital Risk Management
28.	CAPITAL RISK MANAGEMENT
The Group manages its capital to ensure that the Group will be able to continue as a going concern while maximizing the return to stakeholders through the optimization of debt and equity balance. The Group’s overall strategy remained unchanged throughout the years ended April 30, 2021, 2022 and 2023.
The capital structure of the Group consists of net debt, which includes bank borrowings and amount due to a non-controlling shareholder disclosed in note 32, net of cash and cash equivalents, and equity attributable to owners of the Company, comprising issued share capital, retained earnings and capital reserves.